U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 25, 2005



                           AMERICAN SECURITY RESOURCES
                          CORPORATION (formerly Kahuna
                             Network Security Inc.)
                  (Formerly Computer Automation Systems, Inc.)
               (Exact Name of Registrant as Specified in Charter)


                                     Nevada
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

                              000-27419 75-2749166
                              --------- ----------
          (Commission File Number) (I.R.S. Employer Identification No.)


                          9601 Katy Freeway, Suite 220,
                        Houston, Texas, 77024 (Address of
                    principal executive offices including zip
                                      code)


                                  713-465-1001
                                  ------------
              (Registrant's telephone number, including area code)

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         Robert Wilson, a Forte Group partner, has joined the company's Board of Directors, effective July 25, 2005. Mr. Wilson brings more than 20 years of industry experience, public accounting, and consulting to the Board. He will head ARSC's Audit Committee.

         Mr. Wilson is a graduate of the Houston Baptist University, with additional studies at Georgetown University. He is a Certified Public Accountant, member of the NASD Board of Arbitrators and has the following Securities Licenses: Series 7, Series 63, Series 24, Series 27, Series 53. He also serves on the Board of, and as Audit Chairman for, American Enterprise Development Corporation, Board Member of MidasTrade.com and a Consulting Associate with The Professional Directors Institute.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               AMERICAN SECURITY RESOURCES CORPORATION




                              By: /s/Frank Neukomm
                                 ------------------------------------------
                                 Frank Neukomm, Chief Financial Officer

DATE:    August 1, 2005